SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant      |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement          |_|  Confidential, for Use of
                                               the Commission Only (as
                                               permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CollaGenex Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:

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  |_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

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  (2)  Form, Schedule or Registration Statement no.:

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  (3)  Filing Party:

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  (4)  Date Filed:

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


                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940


                                            April 14, 2000

To Our Stockholders:

      You are cordially invited to attend the 2000 Annual Meeting of Stockholders of CollaGenex Pharmaceuticals, Inc. at 8:30 A.M., local time, on Monday, May 8, 2000, at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                            Sincerely,


                                            /s/ Brian M. Gallagher, Ph.D.
                                                President and
                                                Chief Executive Officer

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 8, 2000

      The Annual Meeting of Stockholders (the "Meeting") of COLLAGENEX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), will be held at the Mariott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, on Monday, May 8, 2000, at 8:30 A.M., local time, for the following purposes:

(1) To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of KPMG LLP as independent auditors for the year ending December 31, 2000; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock and Series D Cumulative Convertible Preferred Stock of record at the close of business on April 5, 2000 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 41 University Drive, Newtown, Pennsylvania 18940 and at the Mariott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                            By Order of the Board of Directors


                                            /s/ Nancy C. Broadbent
                                                Secretary

Newtown, Pennsylvania
April 14, 2000

        THE COMPANY'S 1999 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                        COLLAGENEX PHARMACEUTICALS, INC.
                               41 University Drive
                                Newtown, PA 18940

          ------------------------------------------------------------
                                 PROXY STATEMENT
          ------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CollaGenex Pharmaceuticals, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, May 8, 2000 (the "Meeting") at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania at 8:30 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value (the "Common Stock"), and Series D Cumulative Convertible Preferred Stock, $.01 par value (the "Series D Preferred Stock"), as of the close of business on April 5, 2000, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 8,678,154 shares of Common Stock issued and outstanding and entitled to vote and 200,000 shares of Series D Preferred Stock issued and outstanding and entitled to vote. Such shares of Series D Preferred Stock were, as of such date, convertible into 1,818,182 shares of Common Stock. Except for the proposal to elect the Series D Director (as hereinafter defined), as set forth below, each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of Common Stock votes entitled to be cast at the Meeting is 10,496,336, including the 1,818,182 shares underlying the Series D Preferred Stock to be voted on an as converted to Common Stock basis. The holders of all classes of stock will vote as a single class for all proposals generally, except that the holders of Series D Preferred Stock will also vote as a separate class for the proposal to elect the Series D Director.

      If proxies in the accompanying form are properly executed and returned, the shares of Common Stock and Series D Preferred Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock and Series D Preferred Stock represented by the proxies will be voted (i) FOR, as applicable, the election of the eight nominees named below as directors, (ii) FOR the ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2000, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of shares of Common Stock, including the shares of Common Stock underlying the Series D Preferred Stock to be voted on an as converted to Common Stock basis, in the aggregate having a majority of the votes entitled to be cast by the holders of Common Stock at the Meeting, shall constitute a quorum with respect to all matters except for the election of the Series D Director. The presence, in person or by proxy, of holders of shares of Series D Preferred Stock having a majority of the votes entitled to be cast by the holders of Series D Preferred Stock at the Meeting shall constitute a quorum with respect to the election of the Series D Director. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting, but not including the shares of Common Stock underlying the Series D Preferred Stock to be voted on an as converted to Common Stock basis, is required for the election of directors other than the Series D Director, provided a quorum of such Stockholders is present in person or by proxy. The affirmative vote by the holders of a majority of the shares of Series D Preferred Stock is required for the election of the Series D Director. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of Stockholders possessing a majority of the requisite voting power represented at the Meeting, provided a quorum is present in person or by proxy.

      Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy cards, is being mailed to the Stockholders of the Company on or about April 14, 2000. The Annual Report to Stockholders of the Company for the year ended December 31, 1999, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of April 5, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 5, 2000.

                              ELECTION OF DIRECTORS

      At the Meeting, eight directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. The holders of Common Stock, voting as a class, will elect seven directors. The holders of Series D Preferred Stock, voting as a class, will elect one director (the "Series D Director").

      It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons are at present directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

      The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Common Stock Directors:
-----------------------
                                        Served as a       Positions with
Name                             Age   Director Since      the Company
----                             ---   --------------     ---------------

Brian M. Gallagher, Ph.D.......   52       1994           President, Chief
                                                          Executive Officer,
                                                          Chairman of the Board

Helmer P.K. Agersborg, Ph.D....   71       1992           Director

Peter R. Barnett, D.M.D........   48       1997           Director

Robert C. Black................   57       1999           Director

James E. Daverman..............   50       1995           Director

Robert J. Easton...............   55       1993           Director

Terence E. Winters, Ph.D.......   57       1992           Director


Series D Preferred Stock Director:
----------------------------------

Stephen A. Kaplan..............   41       1999           Director

      The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

      Dr. Gallagher joined the Company in April 1994 as President and Chief Executive Officer and was elected to the Board of Directors in November 1994. On March 10, 2000, Dr. Gallagher was appointed Chairman of the Board of Directors. From 1988 until joining the Company, Dr. Gallagher was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various executive positions including strategic planning, worldwide product and business development and marketing. From 1991 until joining the Company, Dr. Gallagher was Vice President and General Manager of Squibb Diagnostics, the in vivo imaging pharmaceutical division. Prior to that, Dr. Gallagher served for ten years with E.I. DuPont de Nemours & Co. in a variety of pharmaceutical research, development, marketing and business management positions.

      Dr. Agersborg has been a director of the Company since 1992 having served as Chairman of the Board until March 10, 2000. Dr. Agersborg also served as the Company's Chief Executive Officer and President until March 1994. Dr. Agersborg serves as Chairman, President and Chief Scientific Officer of Afferon Corporation and Vice Chairman and Chief Scientific Officer of Maret Corporation, having joined such companies in September 1992 and September 1994, respectively. Dr. Agersborg has also served as a director of Lidak Pharmaceutical since October 1992. Each of such companies engages in pharmaceutical development. From May 1987 until his retirement in June 1990, Dr. Agersborg was the President of Wyeth-Ayerst Research Division of American Home Products Corporation. Prior to that, and beginning in 1975, he was a Vice President, and then an Executive Vice President of Wyeth-Ayerst Laboratories Research Division.

      Dr. Barnett has been a director of the Company since February 1997. He is Chief Operating Officer of United Dental Care, Inc., a managed dental benefits firm, where he has served in such capacity since January 1995. From August 1994 to January 1995, Dr. Barnett was Executive Director of Prudential DMO, and from March 1993 to August 1994, he served as an independent consultant in the managed care field. From January 1985 to March 1993, Dr. Barnett was a Senior Vice President with Pearle Vision, Inc.

      Mr. Black has been a director of the Company since September, 1999. He was President of the Zeneca Pharmaceuticals Division of AstraZeneca, Inc., a pharmaceutical company, until his retirement on July 1, 1999. He joined AstraZeneca, Inc. in 1965 as a pharmaceutical sales representative and held numerous positions of increasing responsibility in sales and marketing prior to becoming President of the Zeneca Pharmaceuticals Division in 1991.

      Mr. Daverman has been a director of the Company since November 1995. He is a managing general partner of Marquette Venture Partners, a venture capital investment company which he founded in 1987. Mr. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. He is a member of the Board of Directors of the Technology Advisory Group of the Technology Management Office of the University of Michigan. Mr. Daverman is a member of the Board of Directors of Endocardial Solutions, Inc. and numerous privately held companies, for all of which he serves on the compensation committee.

      Mr. Easton has been a director of the Company since November 1993. He is Managing Director of IBM Healthcare Consulting, Inc., a major health care consulting firm, where he has served in such capacity since 1981. Mr. Easton is a former President of the Biomedical Marketing Association.

      Dr. Winters has been a director of the Company since its founding in January 1992. He is a general partner of Columbine Venture Funds, a venture capital fund, of which he was a founder in 1983. He also serves as a director of Afferon Corporation, Maret Corporation and iPhysiciansNet, Inc. Dr Winters is on the Compensation Committee of the Board of Directors of iPhysiciansNet, Inc.

      Mr. Kaplan has been a director of the Company since September 1999. He is a principal and portfolio manager of Oaktree Capital Management, LLC, which is the general partner of OCM Principal Opportunities Fund, L.P., a venture capital fund. He has held such positions since June 1995 and November 1993, respectively. From November 1993 to May 1995 he was Managing Director of Trust Company of The West. Mr. Kaplan serves as a director of Acorn Products, Inc., Biopure Corporation, Cherokee International LLC, Geologistics Corporation, KinderCare Learning Center Inc. and Roller Bearing Holding Company, Inc.

      Pursuant to the terms of the Company's Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, the holders of the Series D Preferred Stock, acting as a single class, have the right to designate and elect one member of the Board of Directors. Such holders have exercised such right by designating Mr. Kaplan to serve as a member of the Board of Directors.

      All directors will hold office until the next annual meeting of Stockholders and until their successors shall have been duly elected and qualified. None of the Company's directors are related to any other director or to any executive officer of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS, AS APPLICABLE, VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.


Committees and Meetings of the Board
------------------------------------

      The Board of Directors has a Compensation Committee which approves salaries and incentive compensation for executive officers of the Company and which administers the Company's stock option plans, an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants, and a Nominating Committee, which reviews and nominates candidates for election to the Board of Directors. The Compensation Committee currently consists of Robert J. Easton, Stephen W. Ritterbush, Ph.D. and Terence E. Winters, Ph.D. The Compensation Committee was established in March 1996 and held two meetings in 1999. The Audit Committee currently consists of James E. Daverman, Stephen W. Ritterbush, Ph.D. and Stephen A. Kaplan. The Audit Committee was established in March 1996 and held one meeting in 1999. Dr. Ritterbush is not standing for re-election to the Board of Directors and, accordingly, will not serve on either of the Compensation Committee or the Audit Committee subsequent to the Meeting. The Board of Directors intends to appoint a replacement member to each such committee in a timely manner. The Nominating Committee was established in March 2000 and currently consists of Robert C. Black, who serves as Chairman, Peter R. Barnett and Stephen A. Kaplan. There were four meetings of the Board of Directors during 1999. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.


Compensation of Directors
-------------------------

      Helmer P.K. Agersborg was paid $36,000 in 1999 for his services as Chairman of the Board. Peter R. Barnett and Robert C. Black each receives $1,500 per meeting for each meeting of the Board of Directors attended. IBM Healthcare Consulting, Inc. receives $1,500 per meeting for each meeting of the Board of Directors attended by Mr. Easton. No other directors receive cash compensation for services on the Board of Directors. The Company provides reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

      From time-to-time, members of the Board of Directors have been granted options to purchase shares of Common Stock of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

      Pursuant to the Company's 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Plan"), each new non-employee director of the Company is automatically granted an option to purchase 25,000 shares of Common Stock, at an exercise price per share equal to the then current fair market value per share. All such options become exercisable in five equal annual installments commencing one year after the date of grant provided that the optionee then remains a director at the time of vesting of the installments. The right to exercise annual installments of options under the Non-Employee Plan will be reduced proportionately based on the optionee's actual attendance at Directors' meetings if the optionee fails to attend at least 75% of the Directors' meetings held in any calendar year. On January 15, 1999, Dr. Gallagher was granted 75,000 options outside of any stock option plan at an exercise price of $10.0625 per share. All of such options become exercisable in five equal annual installments beginning on the first anniversary of such grant date.

                               EXECUTIVE OFFICERS

      The  following  table  identifies  the current  executive  officers of the
Company:


                                          Capacities in        In Current
Name                             Age      Which Served        Position Since
----                             ---      ------------        --------------

Brian M. Gallagher, Ph.D.....    52       President, Chief    April 1994
                                          Executive Officer   (Director since
                                          and Chairman of     November 1994 and
                                          the Board           Chairman since
                                                              March 2000)

Robert A. Ashley(1)..........   42       Senior Vice          January 1999
                                         President

Nancy C. Broadbent(2)........   44       Chief Financial      March 1996
                                         Officer, Treasurer
                                         and Secretary

Douglas C. Gehrig(3).........   55       Vice President,      June 1997
                                         Sales

David P. Pfeiffer(4).........   37       Vice President,      June 1997
                                         Marketing
-----------

(1) Mr. Ashley joined the Company in September 1994 as Vice President, Commercial Development. He was promoted to Senior Vice President in January 1999. From 1989 until joining the Company, he was employed by Bristol-Myers Squibb Company and its predecessor, Squibb Corporation, in various positions including product development, commercial and business development and, most recently, as Director, Business Development where he was responsible for the worldwide product and market development of several new drugs. From 1979 to 1989, Mr. Ashley held various positions at Amersham International (UK) Ltd., including research, development, manufacturing, sales and marketing positions, as well as worldwide product development and product launch positions.

(2) Ms. Broadbent joined the Company in March 1996 as Chief Financial Officer, Treasurer and Secretary. From October 1994 until joining the Company, Ms. Broadbent served as Senior Vice President, Chief Financial Officer and director of Human Genome Sciences, Inc., a pharmaceuticals company. From January 1993 to October 1994, she served as Vice President and Chief Financial Officer of Cangene, Inc., a biopharmaceutical company. From January 1992 through December 1992, Ms. Broadbent served as an independent financial consultant. From March 1990 to December 1991, she was employed by Baring Brothers & Co., Inc., initially as Senior Vice President and then as Executive Director, Corporate Finance. Prior to that, Ms. Broadbent served for nine years in corporate finance positions with Salomon Brothers, Inc. and PaineWebber Incorporated.

(3) Mr. Gehrig joined the Company in June 1997 as Vice President, Sales. From September 1991 until joining the Company, he was employed by the Musculoskeletal Transplant Foundation, most recently as Vice President, Hospital Sales. From January 1990 until September 1991, Mr. Gehrig was Director of Sales for the Consumer Product Division of Warner Lambert. Prior to that, he served for 19 years in various sales, marketing and sales management positions with Johnson & Johnson.

(4) Mr. Pfeiffer joined the Company in June 1997 as Vice President, Marketing. From September 1995 until June 1997, Mr. Pfeiffer served as Director of Marketing, Health Management Services, for SmithKline Beecham. From May 1994 to September 1995, Mr. Pfeiffer served as Director, Disease Management Services of Stuart Disease Management Services, a division of Zeneca Pharmaceuticals. From October 1991 to May 1994 he was employed in various product management positions with Zeneca Pharmaceuticals Group. From July 1988 to October 1991, Mr. Pfeiffer held various marketing and product management positions with the Lederle Laboratories Division of American Cyanamid.

      None of the Company's executive officers is related to any other executive officer or to any director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulation to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to
Section 16(a).

      Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's reporting persons received by the Company, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis. Each of Marquette Venture Partners II, L.P., a 10% beneficial owner, and MVP II Affiliated Fund, L.P., a 10% beneficial owner, failed to timely file a Form 4 for transactions occurring on May 12, 1999 with regard to their respective acquisitions of the Company's Series D Preferred Stock. Such Forms 4 were filed on August 18, 1999. Robert J. Easton, a director, failed to timely file a Form 4 related to his acquisition of Series D Preferred Stock on May 12, 1999, for which he filed a Form 4 on September 14, 1999. Marquette General II L.P. Fund, a 10% beneficial owner, failed to timely file a Form 4 related to its disposition of shares of the Company's Common Stock on December 23, 1999, for which it filed a Form 4 on January 20, 2000. Stephen A. Kaplan, a director and 10% beneficial owner failed to timely file a Form 3 - Initial Statement of Beneficial Ownership of Securities upon his election to the Board of Directors of the Company on September 10, 1999. Such Form 3 was filed on October 7, 1999.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 1999, 1998 and 1997
-----------------------------------------------------

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 1999 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 at the end of 1999 (collectively, the "Named Executives") during the years ended December 31, 1999, 1998 and 1997.


                                                 SUMMARY COMPENSATION TABLE(1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Long-Term Compensation
                                                            Annual Compensation                 Awards

                                                 -------------------------------------   ----------------------
                                                                                              Securities
                                                       Salary                Bonus            Underlying               All Other
    Name and Principal Position         Year                                                    Options              Compensation
                                                        ($)                   ($)                  (#)                    ($)
                (a)                     (b)             (c)                   (d)                  (g)                    (i)
------------------------------------ ----------- ------------------- -----------------   ----------------------      -------------

Brian M. Gallagher, Ph.D.(2)........  1999           268,000                81,021             75,000                       --
 President and Chief                  1998           262,500                53,074             75,000                       --
 Executive Officer                    1997           250,000                42,536             50,000                       --

Robert A. Ashley....................  1999           190,000                63,542             35,000                       --
 Senior Vice President                1998           175,000                36,701             25,000                       --
                                      1997           157,500                36,125             25,000                       --

Nancy C. Broadbent..................  1999           186,000                43,916             25,000                       --
  Chief Financial Officer,            1998           182,000                36,789             25,000                       --
  Treasurer and Secretary             1997           173,250                31,380             25,000                       --

Douglas C. Gehrig(3)................  1999           157,000                43,021             25,000                       --
 Vice President, Sales                1998           153,500                36,413             20,000                       --
                                      1997            78,977                   800             60,000                       --

David F. Pfeiffer(4)................  1999           157,000                43,263             25,000                       --
 Vice President, Marketing            1998           153,500                36,544             20,000                   35,000(5)
                                      1997            84,375                   656             60,000                       --

-----------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2) In November 1994, Dr. Gallagher purchased 125,000 shares of the Company's restricted Common Stock at $0.335 per share. Such shares were subject to the Company's right of first refusal, pursuant to which the Company was permitted to buy such shares back from Dr. Gallagher at $0.335 per share, if Dr. Gallagher was terminated for cause, and at the then current market value per share, if he was terminated for any other reason. On May 11, 1999, the Board of Directors unanimously voted to remove the right of first refusal restriction from the 125,000 shares. At December 31, 1999, Dr. Gallagher held all of such restricted shares, with a year-end value of $3,083,125 based on the value of the Common Stock as of such date ($25.00 per share), less the purchase price per share paid for such shares ($0.335 per share).

(3)   Mr. Gehrig joined the Company in June 1997 as Vice President, Sales.

(4)   Mr. Pfeiffer joined the Company in June 1997 as Vice President, Marketing.

(5)   Represents reimbursable relocation allowance.

Option Grants in 1999
---------------------

      The following table sets forth information concerning individual grants of stock options made during 1999 to each of the Named Executives.


                        OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------- ---------------------------
                                       Individual Grants

                                                                                            ---------------------------
-------------------------------- --------------- ------------- ------------- -------------- ---------------------------
                                                                                               Potential Realizable
                                                  Percent of                                         Value at
                                   Number of        Total                                    Assumed Annual Rates of
                                   Securities      Options                                            Stock
                                   Underlying     Granted to   Exercise or                    Price Appreciation for
                                    Options       Employees     Base Price                            Option
                                    Granted       in Fiscal                   Expiration             Term (3)
                                                                                            ---------------------------
             Name                    (#)(1)        Year (2)       ($/Sh)         Date           5%($)         10%($)
              (a)                     (b)            (c)           (d)            (e)            (f)           (g)
-------------------------------- --------------- ------------- ------------- -------------- --------------- -----------

Brian M. Gallagher, Ph.D........     75,000(3)        15.8%        $10.63       1/15/09      474,642        1,202,837

Robert A. Ashley................     35,000(3)         7.4%        $10.63       1/15/09      221,500          561,324

Nancy C. Broadbent..............     25,000(3)         5.3%        $10.63       1/15/09      158,214          400,946

Douglas C. Gehrig...............     25,000(3)         5.3%        $10.63       1/15/09      158,214          400,946

David F. Pfeiffer...............     25,000(3)         5.3%        $10.63       1/15/09      158,214          400,946

-----------

(1) Based on an aggregate of 475,150 options granted to employees in 1999, including options granted to Named Executives.

(2)   Based on a grant date fair market value of $10.063 per share.

(3)   Such options were issued outside of any  stock option plan.

Aggregated Option Exercises in 1999 and Year End Option Values
--------------------------------------------------------------

      The following table sets forth information concerning each exercise of options during 1999 by each of the Named Executives and the year end value of unexercised in-the-money options.


                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                          Securities Underlying            Value of
                                                                               Unexercised               Unexercised
                                                                                Options at               In-the-Money
                                                                                  Fiscal                  Options at
                                                                                 Year-End                   Fiscal
                                         Shares                                    (#)                     Year-End
                                       Acquired on           Value             Exercisable/                ($) (1)
                                        Exercise           Realized           Unexercisable              Exercisable/
               Name                        (#)                ($)                  (d)                  Unexercisable
               (a)                         (b)                (c)                                            (e)
--------------------------------    ------------------ ------------------ -------------------      ----------------------
Brian M. Gallagher, Ph.D........            --             --             135,000/165,000          $3,024,500/$2,725,275

Robert A. Ashley................            --             --              61,875/70,000           $1,377,484/$1,137,795

Nancy C. Broadbent..............            --             --              39,000/72,000           $  805,750/$1,264,425

Douglas L. Gehrig...............            --             --              40,000/65,000           $  592,500/$1,018,425

David P. Pfeiffer...............            --             --              40,000/65,000           $  592,500/$1,018,425

-----------

(1) Based on a year end fair market value of the underlying securities equal to $25.00 per share, less the exercise price payable for such shares.


Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements
--------------------------------------------------------------------------------

      The Company has executed indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company. In general, the Company's employees are covered by confidentiality agreements.

      In addition, each of Dr. Gallagher, Ms. Broadbent and Messrs. Ashley, Gehrig and Pfeiffer have agreed that during the term of his or her employment and for a period of two years thereafter, such person will not directly or indirectly provide services to or for any business engaged in research regarding the development, manufacture, testing, marketing or sale of collagenase inhibiting drugs for application in periodontal disease or any other application which, during the period of such person's employment with the Company, is either marketed or in advanced clinical development by the Company.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

      The Compensation Committee currently consists of, and during 1999 consisted of, Robert J. Easton, Stephen W. Ritterbush, Ph.D. and Terence E. Winters, Ph.D. Dr. Ritterbush is not standing for re-election to the Board of Directors and, accordingly, will not serve on the Compensation Committee subsequent to the Meeting. The

Board of Directors intends to appoint a replacement member to such committee in a timely manner. There are no, and during 1999 there were no, Compensation Committee Interlocks.

      As of April 1, 2000, Columbine Venture Fund II, L.P. and Columbine Venture Management II, L.P., with which Dr. Winters is affiliated, held an aggregate of 713,446 shares of the Company's Common Stock which were issued upon conversion of certain shares of the Company's Series A, Series B or Series C Redeemable Preferred Stock previously held by such entities. Mr. Easton, in his individual capacity, held 2,000 shares of the Company's Series D Preferred Stock which were convertible into 18,182 shares of Common Stock as of such date. All such shares of Common Stock are entitled to certain registration rights or have previously been registered by the Company and are entitled to certain rights to participate in certain future offerings undertaken by the Company as set forth below.

      In September 1995, the Company and the then holders of the Company's Series A, Series B and Series C Redeemable Preferred Stock entered into a Registration Rights Agreement (the "Rights Agreement") pursuant to which the Company has granted certain registration rights to such Stockholders. Pursuant to the Rights Agreement, at any time beginning six months after June 20, 1996, the effective date of the Company's initial public offering, the holders of at least a majority of the Common Stock issued upon the conversion of the Series A, Series B and Series C Redeemable Preferred Stock (the "Registrable Securities") have the right, subject to certain restrictions set forth in the Rights Agreement, to require that the Company register the Registrable Securities requested by such holders at the Company's expense (on no more than two occasions) on either a Form S-1, Form S-2 or Form S-3 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). The Company is not, however, required to register any Registrable Securities unless such shares represent at least 10% of the Company's outstanding shares of Common Stock, or, if less than 10%, if the anticipated aggregate offering price exceeds $1,000,000.

      The holders of Registrable Securities also have the right to an unlimited number of registrations on Form S-3 under the Securities Act. The Company is not, however, required to effect such a registration unless the requesting holders reasonably anticipate having an aggregate disposition price of at least $500,000.

      Also pursuant to the Rights Agreement, if, at any time during the seven-year period commencing on the effective date of the Company's initial public offering, the Company proposes to register any of its Common Stock under the Securities Act for sale to the public, the holders of the Registrable Securities have unlimited piggyback registration rights at the Company's expense, subject to certain restrictions set forth in the Rights Agreement.

      Also in September 1995, the Company granted to the then holders of Series A, Series B and Series C Redeemable Preferred Stock certain rights to participate in certain future offerings undertaken by the Company. Such rights to participate require that, with certain exceptions including, but not limited to, an underwritten public offering, any time the Company proposes to issue, sell or exchange, or reserve therefor, any securities, the Company must first offer to sell to each of the pre-conversion holders of Series A, Series B and Series C Redeemable Preferred Stock their respective pro rata share of such securities at a price and on terms identical to the price and terms of the securities proposed to be issued, sold or exchanged in the applicable offering.

      In May 1999, the Company and the holders of the Series D Preferred Stock entered into a Stockholder and Registration Rights Agreement (the "Series D Rights Agreement") pursuant to which, among other things, the Company registered, on a Registration Statement on a Form S-3, all of the shares of Common Stock underlying the shares of Series D Preferred Stock then issued and outstanding. The Series D Rights Agreement further obligates the Company to register, on a Registration Statement on Form S-3, all of the shares of Common Stock issued, or to be issued, as dividends on the Series D Preferred Stock to the holders thereof and within a reasonable period of time after each such dividend payment is made. The Company is obligated to keep current each such Registration Statement on Form S-3 until such time as all of the shares of Common Stock registered thereunder have been sold or are otherwise exempt from registration.

      The holders of at least a majority of the Series D Preferred Stock also have the right, subject to certain restrictions, to require the Company to register the shares of Common Stock underlying their Series D Preferred

Stock on a Registration Statement on Form S-1 at the Company's expenses (on no more than 2 occasions). Also, pursuant to the Series D Rights Agreement, if the Company proposes to register any of its securities under the Securities Act of 1933, as amended, for sale to the public, the holders of the Series D Preferred Stock have certain piggyback registration rights with respect to the shares of Common Stock underlying their Series D Preferred Stock at the Company's expense, subject to certain restrictions. In addition, if the Company grants registration rights to the holders of any security of the Company that are more favorable than the registration rights granted under the Series D Rights Agreement, then the holders of the Series D Preferred Stock shall be deemed to have been granted such superior registration rights as well with respect to the shares of Common Stock underlying their Series D Preferred Stock. Also pursuant to the terms of the Series D Rights Agreement, the holders of Series D Preferred Stock have certain rights of first refusal with respect to certain stock issuances by the Company, beginning twelve months after the date of initial issuance of the Series D Preferred Stock.

Performance Graph
-----------------

      The following graph compares the cumulative total Stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted) for the period beginning on the date on which the Securities and Exchange Commission declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

              Among the Company, the Nasdaq Composite Index and the
                           Nasdaq Pharmaceutical Index
                            (Capitalization Weighted)


                                  [ Graphic ]







     Company/      Base Period    December      June    December       June       December      June      December
    Index Name      June 1996      1996         1997      1997         1998         1998        1999        1999

CGPI............      $100        $ 89.04     $131.51   $136.99       $ 94.52     $105.48      $109.59     $273.97
NASDAQ..........      $100        $110.46     $123.67   $135.61       $162.98     $190.29      $234.00     $353.10
NASDAQ PHAR.....      $100        $ 98.41     $101.11   $101.87       $104.04     $130.72      $145.19     $241.69

-----------

(1) Graph assumes $100 invested on June 20, 1996 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted).

(2)   Total return assumes reinvestment of dividends.

(3)   Year ended December 31.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

      The Compensation Committee has furnished the following report:

      The Compensation Committee is composed of three non-employee directors. The Compensation Committee recommends, and the Board approves, all matters relating to executive compensation, including setting and administering policies governing executive salaries, bonuses (if any) and stock option awards (if any). The Compensation Committee meets twice annually to set performance objectives for the Chief Executive Officer ("CEO") and to determine the annual compensation of the CEO and other senior executives of the Company. The CEO is not present during the discussion of his compensation.

EXECUTIVE COMPENSATION POLICY

      The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting and retaining qualified senior management. In order to continually attract and retain highly experienced executives, the Company's compensation packages for senior executives are highly competitive with those paid to executives of other emerging pharmaceutical companies.

COMPENSATION MIX

      The Company's executive compensation packages generally include three components: base salary, a discretionary annual cash bonus and stock options.

BASE SALARY

      The Compensation Committee seeks to establish base salaries for each position and level of responsibility which are competitive with those of executive officers at other emerging pharmaceutical companies.

DISCRETIONARY CASH BONUS

      The Compensation Committee believes that discretionary cash bonuses are important to motivate and reward executive officers. However, cash bonuses are not guaranteed. Annual cash bonuses are awarded to executives based on their achievements against a stated list of objectives developed at the beginning of each year by senior management and the Compensation Committee. Such objectives are reviewed and approved by the Board of Directors.

STOCK OPTIONS

      Stock option grants under the Company's stock option plans are designed to align the long term interests of the Company's executives with those of its Stockholders by rewarding executives for increasing stockholder value. All executive officers are awarded option grants upon joining the Company which are competitive with those at comparable emerging pharmaceutical companies. In addition, the Compensation Committee may award additional stock option grants annually. When granting stock options, the Compensation Committee considers the recommendation of the Company's Chief Executive Officer and the relative performance and contributions of each officer compared to that of other officers within the Company with similar levels of responsibility.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

      In establishing Dr. Gallagher's compensation package, the Compensation Committee seeks to maintain a level of total current compensation that is competitive with that paid to chief executive officers of other comparable emerging pharmaceutical companies. In addition, in order to align Dr. Gallagher's interests with the interests of the Company's Stockholders, the Compensation Committee attempts to make a substantial portion of the value of his total compensation dependent on the appreciation of the Company's stock price.

      Dr. Gallagher's performance is evaluated annually by the Compensation Committee against a stated list of short, medium and long term objectives developed by the Compensation Committee at the beginning of each year and approved by the Board of Directors. Based on his achievements relating to these objectives, the Compensation Committee recommended, and the Board approved, a bonus to Dr. Gallagher of $135,000 for 1999, which is paid in 2000, and an increase in base salary from $268,000 to $300,000 effective January 1, 2000.

      Section 162(m) of the Internal Revenue Code disallows the deductibility by the Company of any compensation over $1 million paid to the Chief Executive Officer or any of the other four most highly compensated executives, unless certain criteria are satisfied. The Company's Chief Executive Officer and the other named executives have not received annual compensation over $1 million, and the Company has not determined what measures, if any, it should take to comply with Section 162.

                                            Compensation Committee Members:

                                            Robert J. Easton
                                            Stephen W. Ritterbush, Ph.D.
                                            Terence E. Winters, Ph.D.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      There were, as of February 15, 2000, approximately 115 holders of record and 3,400 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of February 15, 2000, with respect to holdings of the Company's capital stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of the capital stock outstanding as of such date, (ii) each of the Company's directors (which includes all nominees) and Named Executives, and (iii) all directors and officers as a group.

                                            Amount and Nature of      Percent
                                                Beneficial              of
Name and Address of Beneficial Owner(1)        Ownership(1)           Class(2)
-----------------------------------------   --------------------      --------

(i)   Certain Beneficial Owners:

OCM Principal Opportunities Fund, L.P.
333 South Grand Avenue, 78th Floor
Los Angeles, California 90071............      1,662,630(3)             16.2%

Zesiger Capital Group LLC
320 Park Avenue, 30th Floor
New York, New York 10022.................        877,275                10.1

Columbine Venture Fund II, L.P. and
  Columbine Venture Management II, L.P.
6155 N. Scottsdale Road, Suite 100
Scottsdale, Arizona 85250................        713,446(4)              8.2

Marquette Venture Partners II, L.P.
  and MVP II Affiliates Fund, L.P.
520 Lake Cook Road, Suite 450
Deerfield, Illinois 60015................        984,795(5)             11.2

Thomson Horstmann & Bryant, Inc.
Park 80 West Plaza Two
Saddle Brook, NJ 07663...................        542,700                 6.3

(ii)  Directors (which includes all
      nominees) and Named Executives:

Brian M. Gallagher, Ph.D.................        520,000(6)              5.7
Robert A. Ashley.........................        190,100(7)              2.2
Nancy C. Broadbent.......................        151,000(8)              1.7
Douglas C. Gehrig........................        123,320(9)              1.4
David F. Pfeiffer........................        133,000(10)             1.5
Helmer P.K. Agersborg, Ph.D..............        131,209(11)             1.5
Peter R. Barnett, D.M.D..................         17,000(12)              *
Robert Black.............................             --                  *
James E. Daverman........................      1,019,795(13)            11.6
Robert J. Easton.........................         66,083(14)              *
Stephen Kaplan...........................      1,665,630(15)            16.2
Stephen W. Ritterbush, Ph.D..............         18,100(16)              *
Terence E. Winters, Ph.D.................        728,446(17)             8.4

(iii) All Directors and officers as a
      group (13 persons).................      4,763,683 (18)           41.7%

-----------

*     Less than 1%

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership for each holder is based on 8,665,729 shares of Common Stock outstanding on February 15, 2000, plus any Common Stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after February 15, 2000.

(3) Includes 1,609,091 shares of Common Stock issuable upon the conversion of 177,000 shares the Series D Preferred Stock held thereby and 53,539 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock.

(4) Includes 654,082 shares and 59,364 shares owned by Columbine Venture Fund II, L.P. and Columbine Venture Management II, L.P., respectively.

(5) Includes an aggregate of 982,183 shares owned by Marquette Venture Partners II, L.P. (which includes 88,382 shares of Common Stock issuable upon the conversion of 9,722 shares of the Series D Preferred Stock held thereby, 2,941 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock and 890,860 shares of Common Stock otherwise held thereby), and an aggregate of 2,612 shares owned by MVP II Affiliates Fund, L.P (which includes 2,527 shares of Common Stock issuable upon the conversion of 278 shares of the Series D Preferred Stock held thereby, and 85 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock).

(6) Includes 395,000 shares of Common Stock underlying options which are or may be exercisable as of February 15, 2000 or 60 days after such date.

(7) Includes 162,500 shares of Common Stock underlying options which are or may be exercisable as of February 15, 2000 or 60 days after such date.

(8) Includes 136,000 shares of Common Stock underlying options which are or may be exercisable as of February 15, 2000 or 60 days after such date. Also includes 1,000 shares held as custodian for minor child.

(9) Includes 121,000 shares of Common Stock underlying options which are or may be exercisable as of February 15, 2000 or 60 days after such date.

(10) Includes 131,000 shares of Common Stock underlying options which are exercisable as of February 15, 2000 or 60 days after such date.

(11) Includes 42,500 shares of Common Stock underlying options which are exercisable as of February 15, 2000 or 60 days after such date.

(12) Includes 15,000 shares underlying options which are exercisable as of February 15, 2000 or 60 days after such date.

(13) James E. Daverman is President of Marquette Management Partners, LLC, the general partner of Marquette Venture Partners, L.P. and a general partner of MG II, L.P., the general partner of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Mr. Daverman expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P. Includes 15,000 shares of Common Stock underlying options which are exercisable as of February 15, 2000 or 60 days after such date and 20,000 shares of Common Stock otherwise held by Mr. Daverman, individually.

(14) Includes 15,000 shares of Common Stock underlying options which are exercisable as of February 15, 2000 or 60 days after such date. Also includes 18,182 shares of Common Stock issuable upon the conversion of 2,000 shares of the Series D Preferred Stock held by Mr. Easton and 606 shares of Common Stock issued in payment of dividends on the Series D Preferred Stock. Also includes 6,400 shares of Common Stock held as trustee for Second Easton Family Charitable Trust and 25,895 shares of Common Stock otherwise held by Mr. Easton.

(15) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal
      Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P. Includes 3,000 shares of Common Stock held by Mr. Kaplan in his individual capacity.

(16) Includes 15,000 shares of Common Stock underlying options which are exercisable as of February 15, 2000 or 60 days after such date. Includes 2,186 shares of restricted Common Stock and 914 shares of unrestricted Common Stock held by Dr. Ritterbush in his individual capacity. Dr. Ritterbush is not standing for re-election to the Board of Directors.

(17) Terence E. Winters, Ph.D. is a general partner of Columbine Venture Fund II, L.P. and Columbine Venture Management II, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by each such entity. Dr. Winters expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in each such entity. Includes 15,000 shares of Common Stock underlying options which are exercisable as of February 15, 2000 or 60 days after such date.

(18)  See Notes 6 through 17.


Series D Preferred Stock
------------------------

      There were, as of February 15, 2000, 6 holders of record of the Company's Series D Preferred Stock. The following table sets forth certain information, as of February 15, 2000, with respect to the beneficial ownership of the Company's Series D Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series D Preferred Stock outstanding as of such date, (ii) each of the Company's directors (which includes all nominees) and Named Executives who beneficially own shares of Series D Preferred Stock, and (iii) all directors and officers as a group.

                                            Amount and Nature of      Percent
                                                Beneficial              of
Name and Address of Beneficial Owner(1)        Ownership(1)           Class(2)
-----------------------------------------   --------------------      --------

(i)   Certain Beneficial Owners:

OCM Principal Opportunities Fund, L.P....        177,000(3)             88.5%
Richard A. Horstmann.....................         10,000(4)              5.0
Marquette Venture Partners II, L.P.
  and MVP II Affiliates Fund, L.P........         10,000(5)              5.0

(ii)  Directors (which includes all
      nominees) and Named Executives:

Robert J. Easton.........................          2,000(6)              1.0
Stephen Kaplan...........................        177,000(7)             88.5

(iii) All Directors and officers as a
      group (13 persons).................        199,000(6) (7)        99.5%

-----------

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 200,000 shares of Series D Preferred Stock outstanding on February 15, 2000.

(3) Such shares of Series D Preferred Stock are convertible into 1,609,091 shares of Common Stock.

(4) Such shares of Series D Preferred Stock are convertible into 90,909 shares of Common Stock.

(5) Of such shares of Series D Preferred Stock, 9,722 shares are held by Marquette Venture Partners II, L.P. and are convertible into 88,382 shares of Common Stock. Also, of such shares of Series D Preferred Stock, 278 shares are held by MVP II Affiliates Fund, L.P. and are convertible into 2,527 shares of Common Stock.

(6) Such shares of Series D Preferred Stock are convertible into 18,182 shares of Common Stock.

(7) Stephen Kaplan is a principal of OCM Principal Opportunities Fund, L.P. and, as such, has the power to vote or direct the vote of and to dispose of or direct the disposition of the shares owned by OCM Principal
      Opportunities Fund, L.P. Mr. Kaplan expressly disclaims beneficial ownership of such shares, except as to his proportionate interest in OCM Principal Opportunities Fund, L.P.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      For transactions and information relating to certain registration rights and rights to participate in certain future offerings undertaken by the Company, for each of Mr. Easton and Drs. Ritterbush and Winters, each a member of the Company's Compensation Committee, please see "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider Participation."

      As of April 1, 2000, Marquette Venture Partners II, L.P., with which Mr. Daverman is affiliated, held 890,860 shares of the Company's Common Stock which were previously issued upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock previously held by each such entity. Such entities are, therefore, with respect to such shares of Common Stock, entitled to the identical registration rights and rights to participate in certain future offerings undertaken by the Company as are Columbine Venture Fund II, L.P. and Columbine Venture Management II, L.P., with which Dr. Winters is affiliated.

      As of April 1, 2000, each of Marquette Venture Partners II, L.P. and MVP II Affiliates Fund, L.P., with which Mr. Daverman is affiliated, and OCM Principal Opportunities Fund, L.P., with which Mr. Kaplan is affiliated, held 9,722, 278 and 177,000 shares of the Company's Series D Preferred Stock, respectively. Such entities are, therefore, with respect to such shares of Series D Preferred Stock, entitled to identical registration rights and rights of participation as is Robert Easton.

      In April 1998 and February 1999 the Company loaned to Robert Ashley, its Senior Vice President, $56,195 and $10,000, respectively. All such amounts were repaid by Mr. Ashley to the Company in March 2000, with accrued interest thereon at an annual rate of 6.58%.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of the Company intends, subject to Stockholder approval, to retain KPMG LLP as independent auditors of the Company for the year ending December 31, 2000. KPMG LLP also served as independent auditors of the Company for 1999. Neither the firm nor any of its members has any direct or indirect financial interest in the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.

      One or more representatives of KPMG LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

                             STOCKHOLDERS' PROPOSALS

      Proposals of Stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company no later than January 8, 2001 to be included in the Company's 2001 Proxy Statement and form of proxy relating to that meeting. Stockholders who intend to present a proposal at the 2001 Annual Meeting of Stockholders without inclusion of such proposal to the Company's 2001 proxy materials are required to provide notice of such proposal to the Company no later than March 24, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.


                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


                                     GENERAL

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

      In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

      COLLAGENEX PHARMACEUTICALS, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING
CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 5, 2000, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. NANCY C. BROADBENT, SECRETARY, COLLAGENEX PHARMACEUTICALS, INC., 301 SOUTH STATE STREET, NEWTOWN, PENNSYLVANIA 18940. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                       By Order of the Board of Directors

                                       /s/ Nancy C. Broadbent,
                                           Secretary

Newtown, Pennsylvania
April 14, 2000

                                                                      Appendix A



                                  COMMON STOCK

                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Monday, May 8, 2000, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    (continued and to be signed on reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                         COLLAGEX PHARACEUTICALS, INC.

                                  COMMON STOCK

                                  May 8, 2000




                Please Detatch and mail in the Envelope Provided

--------------------------------------------------------------------------------
A [X]Please mark your votes as in this example.

1.   ELECTION OF             FOR         WITHHELD   Nominees:
     DIRECTORS.              [  ]          [   ]    Brian M. Gallagher, Ph.D.
     VOTE FOR all the nominees listed at right;     Helmer P.K. Agersborg, Ph.D.
     except vote withheld from the following        Peter R. Barnett, D.M.D.
     nominee(s) (if any).                           Robert C. Black
                                                    James E. Daverman
                                                    Robert J. Easton
                                                    Terrence E. Winters. Ph.D.
     ------------------------------

2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000

          FOR                 AGAINST                  ABSTAIN
        [     ]              [       ]                 [      ]

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



                              I will              I will not
                              [    ]              [        ]
                                   attend the Meeting.

Signature of Common Stockholder
                               -----------------------------
Signature of Common Stockholder
                               -----------------------------
Dated:
      -------------------

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON.  WHEN SHARES
      ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                 PREFERRED STOCK

                        COLLAGENEX PHARMACEUTICALS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints Brian M. Gallagher, Ph.D. and Nancy C. Broadbent, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of CollaGenex Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania at 8:30 A.M., local time, on Monday, May 8, 2000, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    (continued and to be signed on reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                         COLLAGEX PHARACEUTICALS, INC.

                                 PREFERRED STOCK

                                  May 8, 2000




                Please Detatch and mail in the Envelope Provided

--------------------------------------------------------------------------------
A [X]Please mark your votes as in this example.

1.   ELECTION OF                        FOR         WITHHELD
     STEPHEN A. KAPLAN AS DIRECTOR.     [  ]          [   ]


2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000

          FOR                 AGAINST                  ABSTAIN
        [     ]              [       ]                 [      ]

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



                              I will              I will not
                              [    ]              [        ]
                                   attend the Meeting.


Signature of Preferred Stockholder
                                  -----------------------------
Signature of Preferred Stockholder
                                  -----------------------------
Dated:
      -------------------

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON.  WHEN SHARES
      ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.